Exhibit 99.1

KROGER

FIREHOUSE SUBS
LabCorp

WEINGARTEN REALTY®

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED
September 30, 2019

SUNSET 5
SUNSET 5
TRADER JOE'S

T.J.maxx

SPROUTS
FARMERS MARKET

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
SOLID QUARTER AND INCREASED ACQUISITION GUIDANCE

HOUSTON, October 29, 2019 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended September 30, 2019. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

Third Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders (“Net Income”) for the quarter was $0.82 per diluted share (hereinafter “per share”) compared to $0.34 per share in the same quarter of 2018;

•	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter was $0.53 per share compared to $0.58 per share a year ago;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased 2.9% over the same quarter of the prior year and 3.4% year-to-date;

•	Occupancy was 94.7% at quarter-end with small shop occupancy at a ten-year high of 90.7%;

•	Rental rates on new leases and renewals for the quarter were up 15.0% and 4.5%, respectively;

•	Acquisitions totaled $28 million for the quarter and $82 million for the first nine months of 2019; and

•	Dispositions totaled $162 million for the quarter and $362 million for the first nine months of 2019.

Financial Results

The Company reported Net Income of $106.7 million or $0.82 per share for the third quarter of 2019, as compared to $43.0 million or $0.34 per share for the same period in 2018. This increase was due primarily to higher gains on the sales of properties during the third quarter of 2019. Year-to-date, Net Income was $240.2 million or $1.86 per share for 2019 compared to $268.1 million or $2.08 per share for 2018, due primarily to higher gains on the sale of properties in 2018.

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Core FFO for the quarter ended September 30, 2019 was $0.53 per share or $68.5 million compared to $0.58 per share or $74.8 million for the same quarter of last year. Core FFO decreased due to dispositions in 2019 and 2018 as well as an increase in general and administrative expense of $0.02 per share for the expensing of indirect leasing fees under the new leasing standard. Offsetting the dispositions impact was 1) reduced interest expense due to the reduction in debt outstanding with disposition proceeds, 2) increased capitalization of interest and property taxes on new developments, and 3) $1.0 million write-offs of below market rent intangibles in the third quarter of 2019. The intangible write-offs were related to the termination of tenant leases that had large under market rental rates recorded as intangibles upon acquisition of the shopping centers. For the nine months, Core FFO was $204.5 million or $1.57 per share for 2019 compared to $223.9 million or $1.72 per share for 2018.

NAREIT FFO was $68.5 million or $0.53 per share for the third quarter of 2019 compared to $76.5 million or $0.59 per share for 2018. Year-to-date, NAREIT FFO was $204.5 million or $1.57 per share for 2019 compared to $239.3 million or $1.84 per share for 2018.

A reconciliation of Net Income to NAREIT FFO and Core FFO is included herein.

Operating Results

For the period ending September 30, 2019, the Company’s operating highlights were as follows:

	Q3 2019	YTD 2019
Occupancy (Signed Basis):
Occupancy - Total	94.7%
Occupancy - Small Shop Spaces	90.7%
Occupancy - Same Property Portfolio	94.8%

Same Property Net Operating Income, with redevelopments	2.9%	3.4%

Rental Rate Growth - Total:	7.3%	6.3%
New Leases	15.0%	15.2%
Renewals	4.5%	4.0%

Leasing Transactions:
Number of New Leases	78	214
New Leases - Annualized Revenue (in millions)	$5.2	$16.3
Number of Renewals	108	374
Renewals - Annualized Revenue (in millions)	$8.5	$31.6

A reconciliation of Net Income to SPNOI is included herein.

“Operations remained strong this quarter, a reflection of our significantly improved portfolio of properties. Our increase in rental rates on new leases of 15.0% for the quarter and an increase of 30 basis points in occupancy from the prior year is a reflection of this improvement. All of the factors resulted in our Same Property NOI increasing a solid 2.9% for the quarter and 3.4% year-to-date,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

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Portfolio Activity

During the quarter, the Company, in partnership with Bouwinvest, purchased North Decatur Station for $53 million, which is part of a mixed use development in North Decatur, GA, a very affluent part of Atlanta. Anchored by a Whole Foods 365, the development has strong three-mile demographics with average household income of $96,500, population of 112,000 and college graduate levels above 60%. The Company owns 51% of the property. Subsequent to quarter-end, the Company purchased The Shops at Hilshire Village. This is a neighborhood center anchored by a high-volume Kroger supermarket located adjacent to the very affluent Memorial Villages in Houston, TX. The three-mile demographics are strong with a population of 135,000 people and average household income of $117,000. This brings the Company’s share of acquisitions to-date in 2019 to $113 million.

During the quarter, the Company invested $42 million in new developments and redevelopments. The majority of the investment is in the two projects in the Washington, D.C. area and the 30-story residential tower at the Company’s River Oaks Shopping Center in Houston, TX. At the Centro Arlington project, Harris Teeter opened last week and leasing of the residential units is also progressing well with 30% of the units already leased. At West Alex, also near D.C., the commencement of residential leasing activities is also underway. Construction on The Driscoll at River Oaks, a 30-story residential tower remains ahead of schedule with residential units becoming available in mid-2020. Details of these projects can be found in the Company’s Supplemental Financial Information package on its website.

During the quarter, the Company closed $162 million of dispositions including three centers in California and one each in North Carolina and Texas. Of particular note was the sale of Jess Ranch Marketplace for $89 million. Located in Apple Valley, CA, it is anchored by Winco Foods, Best Buy, Bed Bath & Beyond, PetSmart and Burlington. Selling this large power center in a tertiary market further strengthens the Company’s quality portfolio.

“We continue to upgrade the quality of our portfolio by successfully disposing of assets that are in the bottom portion of our portfolio and reinvesting these proceeds in quality acquisitions as well as our new development and redevelopment projects. We continue to identify quality acquisition prospects, and NOI from our new development projects will begin to accelerate in 2020. Coupled with reduced dispositions next year which should not exceed $150 million, we are well positioned to grow FFO going forward. With the quality of our portfolio along with our low leveraged balance sheet, we are well positioned to accelerate this growth into the future,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet

Proceeds from the Company’s 2018 and 2019 dispositions were used to fund new development, redevelopment, acquisitions and to further strengthen the Company’s balance sheet. The Company has nothing outstanding under its $500 million revolving credit facility and had $109 million of excess cash invested at quarter-end. Net Debt to Core EBITDAre was a strong 4.97 times and Debt to Total Market Capitalization was 31.4%.

“We continue to maintain one of the strongest balance sheets in our sector which not only provides significant security for our shareholders in the event of unexpected market events, but also positions us to pursue additional growth opportunities. With no significant maturities till 2022 our financial position is excellent.” said Steve Richter, Executive Vice President and Chief Financial Officer.

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2019 Guidance

With respect to 2019 guidance, the Company has increased its guidance for Acquisitions to a range of $175 to $275 million. It also increased guidance for Net Income, NAREIT FFO and Core FFO due to the increased acquisitions and higher gains on sales than previously estimated. The Company also communicated that its dispositions will likely end up at the higher end of the guidance range. All other guidance remains unchanged.

	Previous Guidance	Revised Guidance
Net Income (per share)	$2.40 - $2.50	$2.42 - $2.52
NAREIT FFO (per share)	$2.05 - $2.11	$2.07 - $2.11
Core FFO (per share)	$2.05 - $2.11	$2.07 - $2.11
Acquisitions	$50 - $150 million	$175 - $275 million
Re / New Development	$175 - $225 million	$175 - $225 million
Dispositions	$350 - $450 million	$350 - $450 million
Same Property NOI with redevelopments	2.5% - 3.5%	2.5% - 3.5%
Same Property NOI w/o redevelopments	2.0% - 3.0%	2.0% - 3.0%

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.395 per common share payable on December 13, 2019 to shareholders of record on December 6, 2019.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on October 30, 2019 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 47864599). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At September 30, 2019, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 170 properties which are located in 17 states spanning the country from coast to coast. These properties represent approximately 33.0 million square feet of which our interests in these properties aggregated approximately 21.5 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

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Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

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Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended September 30,		Nine Months Ended September 30,
		2019	2018 (1)	2019	2018 (1)
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Revenues:
	Rentals, net	$117,378	$125,586	$356,666	$393,471
	Other	3,984	3,204	10,494	9,857
	Total Revenues	121,362	128,790	367,160	403,328
	Operating Expenses:
	Depreciation and amortization	33,380	38,042	102,319	126,558
	Operating	22,912	22,555	69,927	69,929
	Real estate taxes, net	15,205	17,601	47,072	52,706
	Impairment loss	—	2,398	74	2,398
	General and administrative	8,432	5,971	26,893	17,715
	Total Operating Expenses	79,929	86,567	246,285	269,306
	Other Income (Expense):
	Interest expense, net	(13,820)	(15,996)	(44,062)	(47,685)
	Interest and other income, net	1,104	1,847	7,409	4,735
	Gain on sale of property	74,115	17,079	143,963	173,077
	Total Other Income	61,399	2,930	107,310	130,127
	Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	102,832	45,153	228,185	264,149
	Provision for Income Taxes	(21)	99	(682)	(1,368)
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	5,698	8,022	17,780	19,333
	Net Income	108,509	53,274	245,283	282,114
Less:	Net Income Attributable to Noncontrolling Interests	(1,767)	(10,293)	(5,066)	(14,020)
	Net Income Attributable to Common Shareholders -- Basic	$106,742	$42,981	$240,217	$268,094
	Net Income Attributable to Common Shareholders -- Diluted	$107,270	$42,981	$241,801	$269,678
	Earnings Per Common Share -- Basic	$.83	$.34	$1.88	$2.10
	Earnings Per Common Share -- Diluted	$.82	$.34	$1.86	$2.08
______________
(1) Reclassification of prior year's amounts were made to conform to current year presentation.

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Weingarten Realty Investors
(in thousands)
Financial Statements

	September 30, 2019	December 31, 2018
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,026,900	$4,105,068
Accumulated Depreciation	(1,118,148)	(1,108,188)
Investment in Real Estate Joint Ventures and Partnerships, net	422,795	353,828
Unamortized Lease Costs, net	126,729	142,014
Accrued Rent, Accrued Contract Receivables and Accounts Receivable, net	79,277	97,924
Cash and Cash Equivalents	124,406	65,865
Restricted Deposits and Escrows	62,274	10,272
Other, net	188,357	160,178
Total Assets	$3,912,590	$3,826,961

LIABILITIES AND EQUITY
Debt, net	$1,736,803	$1,794,684
Accounts Payable and Accrued Expenses	124,059	113,175
Other, net	199,251	168,403
Total Liabilities	2,060,113	2,076,262

Commitments and Contingencies	—	—

EQUITY
Common Shares of Beneficial Interest	3,904	3,893
Additional Paid-In Capital	1,778,828	1,766,993
Net Income Less Than Accumulated Dividends	(98,681)	(186,431)
Accumulated Other Comprehensive Loss	(10,320)	(10,549)
Shareholders' Equity	1,673,731	1,573,906
Noncontrolling Interests	178,746	176,793
Total Liabilities and Equity	$3,912,590	$3,826,961

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Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
Effective January 1, 2019, the National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets (including: depreciable real estate with land, land, development property and securities), change in control, and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization related to real estate and impairment of certain real estate assets and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash, non-operating assets and other transactions or events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities and transactional costs associated with development activities. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

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NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$106,742	$42,981	$240,217	$268,094
Depreciation and amortization of real estate	33,143	37,784	101,618	125,659
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	2,933	3,035	8,674	9,480
Impairment of properties and real estate equity investments	—	2,398	74	2,398
(Gain) on sale of property, investment securities and interests in real estate equity investments	(74,093)	(16,541)	(144,647)	(172,280)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	—	(2,714)	(1,380)	(6,296)
(Benefit) provision for income taxes (1)	(187)	1,296	(143)	1,779
Noncontrolling interests and other (2)	(533)	7,723	(1,506)	8,848
NAREIT FFO – basic (3)	68,005	75,962	202,907	237,682
Income attributable to operating partnership units	528	528	1,584	1,584
NAREIT FFO – diluted (3)	68,533	76,490	204,491	239,266
Adjustments for Core FFO:
(Benefit) provision for income taxes (1)	—	(1,494)	—	(1,494)
Loss (gain) on extinguishment of debt including related swap activity	—	368	—	(3,090)
Lease terminations	—	—	—	(10,023)
Other	10	(535)	10	(775)
Core FFO – diluted	$68,543	$74,829	$204,501	$223,884

FFO weighted average shares outstanding – basic	127,870	127,525	127,828	127,651
Effect of dilutive securities:
Share options and awards	835	792	839	809
Operating partnership units	1,432	1,432	1,432	1,432
FFO weighted average shares outstanding – diluted	130,137	129,749	130,099	129,892

NAREIT FFO per common share – basic	$.53	$.60	$1.59	$1.86

NAREIT FFO per common share – diluted	$.53	$.59	$1.57	$1.84

Core FFO per common share – diluted	$.53	$.58	$1.57	$1.72
________________________________________________________________________________________________________________________________

(1) The applicable taxes related to gains and impairments of properties.
(2) Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.
(3) 2019 Nareit FFO is presented in accordance with 2018 Restatement of "Nareit's Funds from Operations White Paper."

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Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties that have been sold. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019
Beginning of the period	164	171
Properties added:
New Developments	—	1
Properties removed:
Dispositions	(5)	(13)
End of the period	159	159

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We calculate SPNOI using net income attributable to common shareholders excluding net income attributable to noncontrolling interests, other income (expense), income taxes and equity in earnings of real estate joint ventures and partnerships. Additionally to reconcile to SPNOI, we exclude the effects of property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation and amortization, impairment losses, general and administrative expenses and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of net income attributable to common shareholders to SPNOI is as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Net income attributable to common shareholders	$106,742	$42,981	$240,217	$268,094
Add:
Net income attributable to noncontrolling interests	1,767	10,293	5,066	14,020
Provision (benefit) for income taxes	21	(99)	682	1,368
Interest expense, net	13,820	15,996	44,062	47,685
Property management fees	657	722	2,213	2,219
Depreciation and amortization	33,380	38,042	102,319	126,558
Impairment loss	—	2,398	74	2,398
General and administrative	8,432	5,971	26,893	17,715
Other (1)	836	910	2,825	1,928
Less:
Gain on sale of property	(74,115)	(17,079)	(143,963)	(173,077)
Equity in earnings of real estate joint ventures and partnership interests, net	(5,698)	(8,022)	(17,780)	(19,333)
Interest and other income, net	(1,104)	(1,847)	(7,409)	(4,735)
Revenue adjustments (2)	(4,775)	(3,945)	(11,054)	(21,985)
Adjusted income	79,963	86,321	244,145	262,855
Less: Adjusted income related to consolidated entities not defined as same property and noncontrolling interests	(4,004)	(12,819)	(15,647)	(42,536)
Add: Pro rata share of unconsolidated entities defined as same property	8,600	8,664	25,509	25,363
Same Property Net Operating Income	84,559	82,166	254,007	245,682
Less: Redevelopment Net Operating Income	(8,523)	(6,994)	(24,722)	(21,122)
Same Property Net Operating Income excluding Redevelopments	$76,036	$75,172	$229,285	$224,560
___________________

(1)	Other includes items such as environmental abatement costs, demolition expenses, lease termination fees and ground rent.

(2)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

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Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate
NAREIT defines EBITDAre as net income computed in accordance with GAAP, plus interest expense, income tax expense (benefit), depreciation and amortization and impairment of depreciable real estate and in substance real estate equity investments; plus or minus gains or losses from sales of certain real estate assets and interests in real estate equity investments; and adjustments to reflect our share of unconsolidated real estate joint ventures and partnerships for these items. The Company calculates EBITDAre in a manner consistent with the NAREIT definition.
As mentioned above, NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparing earnings performance among other REITs based upon the unique capital structure of each REIT. However as a basis of comparability that is independent of a company's capital structure, management believes that since EBITDA is a widely known and understood measure of performance, EBITDAre will represent an additional supplemental non-GAAP performance measure that will provide investors with a relevant basis for comparing REITs. There can be no assurance that EBITDAre as presented by the Company is comparable to similarly titled measures of other REITs.
The Company also presents Core EBITDAre as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core EBITDAre is defined as NAREIT EBITDAre excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core EBITDAre include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, and transactional costs associated with development activities. EBITDAre and Core EBITDAre should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. EBITDAre and Core EBITDAre do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.
EBITDAre and Core EBITDAre is calculated as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$108,509	$53,274	$245,283	$282,114
Interest expense, net (1)	13,820	15,996	44,062	47,685
Provision (benefit) for income taxes	21	(99)	682	1,368
Depreciation and amortization of real estate	33,380	38,042	102,319	126,558
Impairment loss on operating properties and real estate equity investments	—	2,398	74	2,398
Gain on sale of property and investment securities (2)	(74,114)	(17,079)	(144,703)	(173,077)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	3,795	1,590	10,062	7,397
Total EBITDAre	85,411	94,122	257,779	294,443
Adjustments for Core EBITDAre:
Lease terminations	—	—	—	(10,023)
Other	10	3	10	3
Total Core EBITDAre	$85,421	$94,125	$257,789	$284,423

(1) Includes a $3.8 million gain on extinguishment of debt including related swap activity for the nine months ended September 30, 2018.
(2) Includes a gain on sale of non-operating assets of $.3 million and $.6 million for the three months ended September 30, 2019 and 2018, respectively, and $.5 million and $.8 million for the nine months ended September 30, 2019 and 2018, respectively.
(3) Includes a $.3 million gain on sale of non-operating assets for the nine months ended September 30, 2019, and a $.4 million and $.7 million loss on extinguishment of debt for the three and nine months ended September 30, 2018, respectively.

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Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the effect of changes in the tax laws and the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2019, we owned or operated under long-term leases, interests in 170 properties which are located in 17 states that span the United States from coast to coast. These properties represent approximately 33.0 million square feet of which our interests in these properties aggregated approximately 21.5 million square feet of leasable area. Our properties were 94.7% leased as of September 30, 2019 and historically our portfolio occupancy rate has never been below 90%.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2019	2018(1)	2019	2018(1)	2018(1)	2017(1)	2016(1)	2015(1)
Revenues:
Rentals, net	$117,378	$125,586	$356,666	$393,471	$517,836	$563,183	$540,141	$504,724
Other	3,984	3,204	10,494	9,857	13,311	9,980	9,414	8,120
Total Revenues	121,362	128,790	367,160	403,328	531,147	573,163	549,555	512,844
Operating Expenses:
Depreciation and amortization	33,380	38,042	102,319	126,558	161,838	167,101	162,535	145,940
Operating	22,912	22,555	69,927	69,929	90,554	109,310	98,855	94,244
Real estate taxes, net	15,205	17,601	47,072	52,706	69,268	75,636	66,358	60,289
Impairment loss	—	2,398	74	2,398	10,120	15,257	98	153
General and administrative	8,432	5,971	26,893	17,715	25,040	28,052	26,607	27,367
Total Operating Expenses	79,929	86,567	246,285	269,306	356,820	395,356	354,453	327,993
Other Income (Expense):
Interest expense, net	(13,820)	(15,996)	(44,062)	(47,685)	(63,348)	(80,326)	(83,003)	(87,783)
Interest and other income, net	1,104	1,847	7,409	4,735	2,807	7,532	1,910	4,406
Gain on sale of property	74,115	17,079	143,963	173,077	207,865	218,611	100,714	59,621
Gain on sale and acquisition of real estate joint venture and partnership interests	—	—	—	—	—	—	48,322	879
Total Other Income (Expense)	61,399	2,930	107,310	130,127	147,324	145,817	67,943	(22,877)
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	102,832	45,153	228,185	264,149	321,651	323,624	263,045	161,974
(Provision) Benefit for Income Taxes	(21)	99	(682)	(1,368)	(1,378)	17	(6,856)	(52)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (2)	5,698	8,022	17,780	19,333	25,070	27,074	20,642	19,300
Net Income	108,509	53,274	245,283	282,114	345,343	350,715	276,831	181,222
Less: Net Income Attributable to Noncontrolling Interests	(1,767)	(10,293)	(5,066)	(14,020)	(17,742)	(15,441)	(37,898)	(6,870)
Net Income Adjusted for Noncontrolling Interests	106,742	42,981	240,217	268,094	327,601	335,274	238,933	174,352
Dividends on Preferred Shares	—	—	—	—	—	—	—	(3,830)
Redemption Costs of Preferred Shares	—	—	—	—	—	—	—	(9,687)
Net Income Attributable to Common Shareholders	$106,742	$42,981	$240,217	$268,094	$327,601	$335,274	$238,933	$160,835
Earnings Per Common Share - Basic	$0.83	$0.34	$1.88	$2.10	$2.57	$2.62	$1.90	$1.31
Earnings Per Common Share - Diluted	$0.82	$0.34	$1.86	$2.08	$2.55	$2.60	$1.87	$1.29

(1)	Reclassification of prior year's amounts were made to conform to the current year presentation.

(2)	See page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30, 2019	December 31, 2018

ASSETS
Property	$4,026,900	$4,105,068
Accumulated Depreciation	(1,118,148)	(1,108,188)
Property, net	2,908,752	2,996,880

Investment in Real Estate Joint Ventures and Partnerships, net (1)	422,795	353,828
Total	3,331,547	3,350,708

Unamortized Lease Costs, net	126,729	142,014
Accrued Rent, Accrued Contract Receivables and Accounts Receivable (net of allowance for doubtful accounts of $6,855 in 2018)	79,277	97,924
Cash and Cash Equivalents	124,406	65,865
Restricted Deposits and Escrows	62,274	10,272
Other, net	188,357	160,178
Total Assets	$3,912,590	$3,826,961

LIABILITIES AND EQUITY
Debt, net	$1,736,803	$1,794,684
Accounts Payable and Accrued Expenses	124,059	113,175
Other, net	199,251	168,403
Total Liabilities	2,060,113	2,076,262

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,673 in 2019 and 128,333 in 2018	3,904	3,893
Additional Paid-In Capital	1,778,828	1,766,993
Net Income Less Than Accumulated Dividends	(98,681)	(186,431)
Accumulated Other Comprehensive Loss	(10,320)	(10,549)
Total Shareholders' Equity	1,673,731	1,573,906
Noncontrolling Interests	178,746	176,793
Total Equity	1,852,477	1,750,699
Total Liabilities and Equity	$3,912,590	$3,826,961

(1)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$106,742	$42,981	$240,217	$268,094
Depreciation and amortization of real estate	33,143	37,784	101,618	125,659
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	2,933	3,035	8,674	9,480
Impairment of properties and real estate equity investments	—	2,398	74	2,398
(Gain) on sale of property, investment securities and interests in real estate equity investments	(74,093)	(16,541)	(144,647)	(172,280)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	—	(2,714)	(1,380)	(6,296)
(Benefit) provision for income taxes (1)	(187)	1,296	(143)	1,779
Noncontrolling interests and other (2)	(533)	7,723	(1,506)	8,848
NAREIT FFO - Basic (3)	68,005	75,962	202,907	237,682
Income attributable to operating partnership units	528	528	1,584	1,584
NAREIT FFO - Diluted (3)	68,533	76,490	204,491	239,266
Adjustments for Core FFO:
(Benefit) provision for income taxes (1)	—	(1,494)	—	(1,494)
Loss (gain) on extinguishment of debt including related swap activity	—	368	—	(3,090)
Lease terminations	—	—	—	(10,023)
Other	10	(535)	10	(775)
Core FFO - Diluted	$68,543	$74,829	$204,501	$223,884

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,870	127,525	127,828	127,651
Effect of dilutive securities:
Share options and awards	835	792	839	809
Operating partnership units	1,432	1,432	1,432	1,432
FFO weighted average number of common shares outstanding - Diluted	130,137	129,749	130,099	129,892

NAREIT FFO Per Common Share - Basic	$0.53	$0.60	$1.59	$1.86

NAREIT FFO Per Common Share - Diluted	$0.53	$0.59	$1.57	$1.84
Adjustments for Core FFO per common share:
(Benefit) provision for income taxes	—	(0.01)	—	(0.01)
Loss (gain) on extinguishment of debt including related swap activity	—	—	—	(0.02)
Lease terminations	—	—	—	(0.08)
Other	—	—	—	(0.01)
Core FFO Per Common Share - Diluted	$0.53	$0.58	$1.57	$1.72

(1)	The applicable taxes related to gains and impairments of properties.

(2)	Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

(3)	2019 Nareit FFO is presented in accordance with 2018 Restatement of "Nareit's Funds from Operations White Paper."

Weingarten Realty Investors
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended December 31,
	2019	2018	2019	2018	2018
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$108,509	$53,274	$245,283	$282,114	$63,229
Interest expense, net (1)	13,820	15,996	44,062	47,685	15,663
Provision (benefit) for income taxes	21	(99)	682	1,368	10
Depreciation and amortization of real estate	33,380	38,042	102,319	126,558	35,280
Impairment loss on operating properties and real estate equity investments	—	2,398	74	2,398	7,722
Gain on sale of property and investment securities (2)	(74,114)	(17,079)	(144,703)	(173,077)	(34,788)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	3,795	1,590	10,062	7,397	3,874
Total EBITDAre	85,411	94,122	257,779	294,443	90,990
Adjustments for Core EBITDAre:
Lease terminations	—	—	—	(10,023)	—
Other	10	3	10	3	(50)
Total Core EBITDAre	$85,421	$94,125	$257,789	$284,423	$90,940

Net Debt to Core EBITDAre:
Debt	$1,736,803	$1,793,128			$1,794,684
Less: Cash and cash equivalents	(124,406)	(24,412)			(65,865)
Add: Proportional share of net debt of unconsolidated real estate joint ventures and partnerships	87,192	89,933			89,199
Total Net Debt	$1,699,589	$1,858,649			$1,818,018

Annualized Core EBITDAre	$341,684	$376,500			$363,760

Net Debt to Core EBITDAre	4.97	4.94			5.00

(1)	Includes a $3.8 million gain on extinguishment of debt including related swap activity for the nine months ended September 30, 2018.

(2)
Includes a gain on sale of non-operating assets of $.3 million and $.6 million for the three months ended September 30, 2019 and 2018, respectively, and $.5 million and $.8 million for the nine months ended September 30, 2019 and 2018, respectively. Also includes a $.1 million gain on sale of non-operating assets for the three months ended December 31, 2018.

(3)
Includes a $.3 million gain on sale of non-operating assets for the nine months ended September 30, 2019, and a $.4 million and $.7 million loss on extinguishment of debt for the three and nine months ended September 30, 2018, respectively.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Rentals, net
Fixed Payments:
Base minimum rent, net	$86,521	$93,279	$266,661	$286,125
Straight line rent	395	1,989	2,199	4,840
Over/Under-market rentals, net	1,992	535	3,431	12,115
Variable Payments:
Percentage rent	1,122	1,199	2,721	2,885
Tenant reimbursements	26,510	28,259	80,326	86,545
Other rental revenues	325	208	788	639
Lease cancellation revenue	513	117	540	322
Total	$117,378	$125,586	$356,666	$393,471

Other Revenues
Customer contract revenue	$3,069	$2,427	$8,199	$7,489
Miscellaneous revenue	915	777	2,295	2,368
Total	$3,984	$3,204	$10,494	$9,857

Interest Expense, net
Interest paid or accrued	$16,703	$17,492	$51,522	$54,477
Gain on extinguishment of debt including related swap activity	—	—	—	(3,759)
Amortization of debt deferred costs	892	869	2,682	2,672
Over/Under-market mortgage adjustment of acquired properties, net	(82)	(81)	(245)	(318)
Gross interest expense	17,513	18,280	53,959	53,072
Capitalized interest	(3,693)	(2,284)	(9,897)	(5,387)
Total	$13,820	$15,996	$44,062	$47,685

Deferred Compensation Net Income Impact (1)
Interest and other income, net	$297	$526	$4,477	$2,492
Operating expense	(198)	(350)	(2,985)	(1,661)
General and administrative expense	(99)	(176)	(1,492)	(831)
Impact on Net Income	$—	$—	$—	$—

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,915	$7,020	$15,353	$18,172
Intercompany fee income reclass	620	610	1,952	1,926
Other adjustments	163	392	475	(765)
Equity in earnings of real estate joint ventures and partnerships, net	$5,698	$8,022	$17,780	$19,333

Dividends
Common Dividends per Share	$0.395	$0.395	$1.185	$1.185

Common Dividends Paid as a % of Reported Funds from Operations - Basic	74.7%	66.7%	75.1%	64.0%

Common Dividends Paid as a % of Core Funds from Operations - Basic	74.7%	68.2%	75.1%	68.4%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	6.9%	4.6%	7.3%	4.4%

General and Administrative Expenses/Total Assets before Depreciation	0.17%	0.12%	0.53%	0.34%

Additional Disclosures for Revenues and Operating Expenses

Minority Interests Share of Revenues and Operating Expenses and Other Adjustments	$(1,350)	$(1,489)	$(3,668)	$(4,308)

Pro rata Share of Unconsolidated Joint Ventures
Revenues	13,033	12,969	37,839	38,745
Operating expense	(2,393)	(2,371)	(6,825)	(6,986)
Real estate taxes	(1,876)	(1,878)	(5,434)	(5,970)

Revenues and Operating Expenses from Sold Properties	1,143	10,553	10,806	36,442

(1)
Eligible associates of the Company may contribute a portion of their earnings to a Deferred Compensation plan for income tax deferral purposes.  The Company does not match or contribute funds to the plan, as it is all the associates earnings.  The asset and corresponding liability along with the related earnings are recorded in the Company financial statements on behalf of the participants.

Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	September 30, 2019	December 31, 2018

Property
Land	$864,336	$919,237
Land held for development	40,661	45,673
Land under development	52,887	55,793
Buildings and improvements	2,836,466	2,927,954
Construction in-progress	232,550	156,411
Total	$4,026,900	$4,105,068

Straight Line Rent Receivable
	$58,149	$61,487

Other Assets, net
Notes receivable and mortgage bonds, net	$24,804	$24,995
Debt service guaranty asset	60,900	60,900
Non-qualified benefit plan assets	35,743	30,999
Out-of-market leases, net	10,932	18,564
Investments	250	9,635
Deferred income tax asset	3,862	6,495
Unamortized debt costs, net	601	1,307
Right of use assets, net	44,075	—
Other	7,190	7,283
Total	$188,357	$160,178

Other Liabilities, net
Deferred revenue	$9,636	$13,568
Non-qualified benefit plan liabilities	72,635	68,387
Deferred income tax payable	1,813	6,488
Out-of-market leases, net	54,214	57,997
Operating lease liabilities, net	43,100	—
Other	17,853	21,963
Total	$199,251	$168,403

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$22,647	$38,181
Above-market leases - Accumulated Amortization	(11,715)	(19,617)
In place leases (included in Unamortized Lease Costs, net)	171,315	193,658
In place leases - Accumulated Amortization	(89,249)	(99,352)
Total	$92,998	$112,870

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$84,953	$85,742
Below-market leases - Accumulated Amortization	(30,739)	(27,745)
Above-market assumed mortgages (included in Debt, net)	3,446	3,446
Above-market assumed mortgages - Accumulated Amortization	(1,905)	(1,660)
Total	$55,755	$59,783

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	September 30,	December 31,
	2019	2018

Common Share Data
Closing Market Price	$29.13	$24.81

Capitalization
Debt	$1,736,803	$1,794,684
Common Shares at Market	3,748,244	3,183,942
Operating Partnership Units at Market	41,714	35,528
Total Market Capitalization (As reported)	$5,526,761	$5,014,154
Debt to Total Market Capitalization (As reported)	31.4%	35.8%
Debt to Total Market Capitalization (As reported at a constant share price of $24.81)	35.0%	35.8%
Debt to Total Market Capitalization (Pro rata)	32.0%	36.4%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	—	5,000
Outstanding Letters of Credit Under Revolving Facility	2,054	2,054
Unused Portion of Credit Facility	$497,946	$492,946

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	35.9%	38.1%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	5.8%	7.1%
Unencumbered Asset Test (Public)	Greater than 150%	299.9%	284.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	4.1x	4.3x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2019 Guidance

	Previous Guidance	Q3 Revised Guidance

Net income attributable to common shareholders	$2.40 - $2.50	$2.42 - $2.52
Depreciation and amortization	1.13 - 1.15	1.13 - 1.13
(Gain) on sale of property and interests in RE equity investments	(1.50) - (1.56)	(1.50) - (1.56)
NAREIT FFO - Basic	2.03 - 2.09	2.05 - 2.09
Income attributable to operating partnership units	0.02 - 0.02	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.05 - $2.11	$2.07 - $2.11
Core FFO Per Common Share - Diluted	$2.05 - $2.11	$2.07 - $2.11

Portfolio Activity ($ in millions)
Acquisitions	$50 - $150	$175 - $275

Re / New Development	$175 - $225	$175 - $225

Dispositions	$350 - $450	$350 - $450

Operating Information
Same Property Net Operating Income with redevelopments	+2.5% to +3.5%	+2.5% to +3.5%

Same Property Net Operating Income without redevelopments	+2.0% to +3.0%	+2.0% to +3.0%

Denotes Change to Guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019	Twelve Months Ended December 31, 2018
Acquisitions	$28,226	$81,876	$1,250
New Development	37,138	116,139	84,546
Redevelopment	5,233	17,998	54,769
Building and Site Improvements	5,415	11,340	20,859
Tenant Finish	7,541	30,519	32,626
External Leasing Commissions	980	3,055	3,939
Capital Expenditures	$84,533	$260,927	$197,989

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Development and Redevelopment Projects
As of September 30, 2019
(at pro rata share, except multi-family units)
(in thousands, except percentages and multi-family units)

		Project Description /	Total Cost at	Costs	Estimated/Actual	Stabilized	Percentage
	Property	SF	Completion	to Date	ROI	Operations	Leased (5)	Key Tenants / Description

Developments and Large Redevelopments Under Construction (1,2)
	West Alex - Alexandria, VA	Retail = 127 SF	$200,000	$166,787		2H 22	69.6%	Harris Teeter anticipated opening 2H21
		Multifamily = 278 units					—	Residential units available to lease 2H19

	Centro Arlington - Arlington, VA* (3)	Retail = 65 SF	135,000	115,987		2H 20	79.7%	Harris Teeter anticipated opening 2H19
		Multifamily = 366 units					11.5%	Residential units available to lease 2H19

	The Driscoll at River Oaks - Houston, TX	Retail = 11 SF	150,000	51,382		1H 22	—
		Multifamily = 318 units					—	Residential units available to lease 2020
			$485,000	$334,156	5.5%

Redevelopments Under Construction (2)
	Sunset Point 19 - Clearwater, FL	142	$23,090	$22,323		2H 19		Sprouts, Bed Bath & Beyond, DSW
	River Point at Sheridan - Denver, CO	53	12,541	7,878		2H 20		Burlington, New Shop Space Building, and Pads
	Wilderness Oaks - San Antonio, TX	20	7,295	9,117		2H 20		20,000 SF Multi-Tenant Building, and Pads
	Rock Prairie Marketplace - College Station, TX	28	6,056	4,738		1H 20		Valero, Multi-Tenant Building, and Pads
	Fiesta Trails - San Antonio, TX	20	5,869	2,066		2H 20		Two New Shop Space Buildings
	Tomball Marketplace - Houston, TX	27	5,367	4,165		2H 19		Three New Shop Space Buildings
	All other redevelopments < $5 million (4 properties)	33	11,192	6,193		various
			$71,410	$56,480	8.0 - 12.0%

Completed Redevelopments (4)

	6 Properties		$22,536	$20,197	9.5%

	Cash NOI Developments and Large Redevelopments Under Construction (Current Quarter):					$—
	Cash NOI Redevelopments Under Construction (Current Quarter):					$943
	Cash NOI Redevelopments Completed (Current Quarter):					$451

(1)	Large redevelopment is defined where total incremental investment is over $50 million.
(2)	Redevelopment is defined where GLA is added either through new construction or expansion of an existing space.
(3)	WRI will participate in the development of this mixed-use property. WRI will have a 90% equity interest in the property and is committed to fund an additional $15 million in imputed debt.
(4)	Excludes completed redevelopments moved to operating properties or disposed.
(5)
Percentage leased for retail and office is calculated as square footage for executed leases divided by the gross leasable area. Percentage leased for multifamily is calculated as total units occupied divided by total units.

*	Unconsolidated Joint Venture

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of September 30, 2019
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	20.9
Highway 17 and Highway 210, Surf City, NC	100.0%	11.0
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	5.6
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	1.6
Total New Development Phased Projects		72.8	$14,024	$12,953
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	120.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	24.1
Lon Adams Rd. at Tangerine Farms Rd., Marana - Tucson, AZ	100.0%	9.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	9.1
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Other	100.0%	22.6
Total Raw Land		201.0	$32,338	$20,210

Total Land Held For Development Properties		273.8	$46,362	$33,163

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $38.5 million of total investment at 100%, $25.7 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Acquisition and Disposition Summary
For the Period Ended September 30, 2019
(at pro rata share)
(in thousands, except percentages)

Center	City/State	Sq. Ft. at 100%	Date Acquired	Purchase Price	Yield

Acquisitions
1st Quarter
Madison Village	Phoenix, AZ	90	03/28/19

2nd Quarter
Camelback Miller Plaza	Scottsdale, AZ	144	06/27/19

3rd Quarter
North Decatur Station*	Decatur, GA	89	07/22/19
North Creek Plaza Pad	Laredo, TX	4	07/31/19

Total Acquisitions				$81,876	5.2%

			Date Sold	Sales Price (1)	Weighted Sales Cap (2)
Dispositions
1st Quarter
Waterford Village	Leland, NC	108	02/14/19
Waterford Village Land	Leland, NC	N/A	02/14/19
Reynolds Crossing	Duluth, GA	46	03/12/19
Brookwood Marketplace	Suwanee, GA	200	03/25/19
Stevens Ranch Shopping Center Land	San Antonio, TX	N/A	03/29/19

2nd Quarter
Epic Village Shopping Center Pad	St Augustine, FL	N/A	05/09/19
Clermont Landing Pad*	Clermont, FL	7	05/22/19
Stella Link Land	Houston, TX	22	05/30/19
Laveen Village Marketplace	Phoenix, AZ	40	05/30/19
Nottingham Commons	Baltimore, MD	131	06/06/19
Prospectors Plaza	Placerville, CA	244	06/13/19
Epic Village Shopping Center Pad	St Augustine, FL	N/A	06/14/19
Oak Grove Market Center	Milwaukie, OR	97	06/17/19

3rd Quarter
Menifee Town Center	Menifee, CA	124	07/18/19
Jess Ranch Marketplace (3)	Apple Valley, CA	393	07/30/19
Surf City Crossing Pad	Surf City, NC	N/A	08/07/19
Northbrook Shopping Center	Houston, TX	174	08/29/19
Creekside Center	Vacaville, CA	113	09/16/19

Total Dispositions				$361,937	6.7%

(1) Sales price represents the total contract price.
(2) Cap rates are based upon underwriting estimates and may be different than current returns.
(3) Represented two centers on the property list.
* Unconsolidated real estate joint venture activity.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	September 30, 2019	3rd Quarter Weighted Average Rate (1)	December 31, 2018	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$261,870	4.25%	$316,340	4.66%
3.375% Notes due 2022	299,000	3.38%	298,909	3.38%
3.5% Notes due 2023	299,117	3.50%	299,008	3.50%
4.45% Notes due 2024	245,725	4.45%	245,648	4.45%
3.85% Notes due 2025	239,375	3.85%	239,245	3.85%
3.25% Notes due 2026	248,475	3.25%	248,329	3.25%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,285	6.70%
Revolving Credit Agreements (2)	—	—%	5,000	3.34%
Finance Lease Obligations	21,828	8.00%	21,898	8.00%
Unamortized Loan Costs	(5,772)		(6,878)
Subtotal Consolidated Debt	1,675,903	3.93%	1,733,784	4.01%
Debt Service Guarantee Liability (3)	60,900		60,900
Total Consolidated Debt - As Reported	$1,736,803	3.93%	$1,794,684	4.01%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 9/30/19	3.93%
Nine months ended 9/30/19	3.99%
Three months ended 12/31/18	4.01%
Twelve months ended 12/31/18	3.94%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears.

(3)	Debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of September 30, 2019
Fixed-rate debt	$1,768,089	3.90%	99.0%	5.12
Variable-rate debt	17,492	3.88%	1.0%	0.85
Total	$1,785,581	3.90%	100.0%	5.08

As of December 31, 2018
Fixed-rate debt	$1,822,288	3.95%	98.8%
Variable-rate debt	22,685	4.01%	1.2%
Total	$1,844,973	3.95%	100.0%

Secured vs. Unsecured Debt
As of September 30, 2019
Secured Debt	$331,764	4.42%	18.6%	4.97
Unsecured Debt	1,453,817	3.78%	81.4%	5.56
Total	$1,785,581	3.90%	100.0%	5.08

As of December 31, 2018
Secured Debt	$387,541	4.55%	21.0%
Unsecured Debt	1,457,432	3.78%	79.0%
Total	$1,844,973	3.95%	100.0%

Additional Information	September 30,		December 31,
Reconciling items to pro rata debt	2019		2018
Noncontrolling Interests and Other Adjustments	$(38,646)		$(39,174)
WRI Share of Unconsolidated Joint Ventures	$87,424		$89,463

Weighted Average Interest Rates (1)
Three months ended 9/30/19		3.90%
Nine months ended 9/30/19		3.97%
Three months ended 12/31/18		3.95%
Twelve months ended 12/31/18		3.93%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of September 30, 2019
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2019	$1,960	4.31%
2020	22,114	4.24%
2021	18,434	4.08%
2022	307,922	3.40%
2023	347,815	3.58%
2024	252,153	4.44%
2025	293,807	3.94%
2026	277,291	3.55%
2027	38,288	6.52%
2028	92,159	4.53%
Thereafter	10,435	3.66%
Subtotal	1,662,378

Revolving Credit Agreements	—
Other (1)	74,425
Total	$1,736,803	3.99%

(1)
Other includes finance leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of September 30, 2019
(at pro rata share)
(in thousands, except percentages)

	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2019	$2,154	4.44%	$674	$1,480	$2,154	$—
2020	22,924	4.36%	16,818	6,106	22,924	—
2021	53,193	4.06%		53,193	53,193	—
2022	308,176	3.40%		308,176	8,786	299,390
2023	312,823	3.53%		312,823	13,153	299,670
2024	253,305	4.44%		253,305	7,105	246,200
2025	294,958	3.95%		294,958	54,453	240,505
2026	278,182	3.56%		278,182	5,212	272,970
2027	42,213	6.33%		42,213	8,468	33,745
2028	92,865	4.54%		92,865	83,295	9,570
Thereafter	50,506	3.77%		50,506	50,506	—
Subtotal	1,711,299		17,492	1,693,807	309,249	1,402,050

Revolving Credit Agreements	—		—			—
Other (1)	74,282			74,282	22,515	51,767
Total	$1,785,581	3.97%	$17,492	$1,768,089	$331,764	$1,453,817

(1)	Other includes finance leases, fair value adjustments, debt service guarantee liability, discounts on notes, and debt issuance costs.
The debt service guarantee liability recorded due to a guarantee of municipal bonds issued in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2019	2018(1)	2019	2018(1)

Revenues:
Rentals, net	$33,128	$32,873	$97,031	$98,204
Other	725	753	2,214	2,118
Total	33,853	33,626	99,245	100,322

Expenses:
Depreciation and amortization	7,914	7,925	23,409	24,164
Interest, net	2,336	2,974	7,286	9,478
Operating	6,035	6,001	17,820	18,074
Real estate taxes, net	4,891	4,728	13,948	14,861
General and administrative	110	253	422	573
Provision for income taxes	34	33	103	106
Total	21,320	21,914	62,988	67,256

Gain on dispositions	—	4,052	2,009	9,491

Net income	$12,533	$15,764	$38,266	$42,557

Condensed Balance Sheets
			September 30, 2019	December 31, 2018
ASSETS
Property			$1,374,095	$1,268,557
Accumulated depreciation			(325,426)	(305,327)
Property, net			1,048,669	963,230
Other assets, net			105,161	104,267
Total			$1,153,830	$1,067,497

LIABILITIES AND EQUITY
Debt, net			$265,455	$269,113
Amounts payable to Weingarten Realty Investors and Affiliates			12,057	11,732
Other liabilities, net			28,162	24,717
Total			305,674	305,562

Equity			848,156	761,935

Total			$1,153,830	$1,067,497

Supplemental Income Statement Detail
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018(1)	2019	2018(1)

Rentals, net
Fixed Payments:
Base minimum rent, net	$24,868	$25,298	$73,477	$73,061
Straight line rent	134	(826)	19	(104)
Over/Under-market rentals, net	87	88	212	292
Variable Payments:
Percentage rent	56	58	155	188
Tenant reimbursements	7,881	8,182	22,899	24,450
Other rental revenues	102	73	255	228
Lease cancellation revenue	—	—	14	89
Total	$33,128	$32,873	$97,031	$98,204

(1)	Reclassification of prior year's amounts were made to conform to the current year presentation.
Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information
(at pro rata share)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2019	2018 (1)	2019	2018 (1)
Revenues:
Rentals, net	$12,636	$12,556	$36,657	$37,573
Other	397	413	1,182	1,172
Total	13,033	12,969	37,839	38,745
Expenses:
Depreciation and amortization	2,933	3,035	8,674	9,480
Interest, net	846	1,253	2,719	4,162
Operating	2,393	2,371	6,825	6,986
Real estate taxes, net	1,876	1,878	5,434	5,970
General and administrative	54	110	165	220
Provision for income taxes	16	16	49	51
Total	8,118	8,663	23,866	26,869

Gain on dispositions	—	2,714	1,380	6,296

Net income	$4,915	$7,020	$15,353	$18,172

Condensed Balance Sheets
			September 30, 2019	December 31, 2018
ASSETS
Property			$581,836	$514,578
Accumulated depreciation			(119,508)	(112,336)
Property, net			462,328	402,242

Notes receivable from real estate joint ventures and partnerships			3,694	3,901
Unamortized lease costs, net			11,571	11,794
Accrued rent, accrued customer contracts and accounts receivable (net of allowance for doubtful accounts of $293 in 2018)			8,005	10,060
Cash and cash equivalents			17,781	14,436
Out-of-market leases, net			616	757
Other assets, net			790	1,774
Total			$504,785	$444,964

LIABILITIES AND EQUITY
Debt, net			$87,192	$89,199
Amounts payable to Weingarten Realty Investors and Affiliates			4,979	4,950
Accounts payable and accrued expenses			8,526	8,129
Deferred revenue			977	1,098
Out-of-market leases, net			2,260	2,416
Other liabilities, net			805	281
Total			104,739	106,073

Equity			400,046	338,891

Total			$504,785	$444,964

Supplemental Income Statement Detail
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018 (1)	2019	2018 (1)

Rentals, net
Fixed Payments:
Base minimum rent, net	$9,487	$9,785	$27,723	$28,058
Straight line rent	1	(493)	(60)	(288)
Over/Under-market rentals, net	15	12	15	45
Variable Payments:
Percentage rent	26	22	78	63
Tenant reimbursements	3,045	3,207	8,781	9,580
Other rental revenues	62	23	117	70
Lease cancellation revenue	—	—	3	45
Total	$12,636	$12,556	$36,657	$37,573
(1)Reclassification of prior year's amounts were made to conform to the current year presentation.
Notes: The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
September 30, 2019
(in thousands, except number of properties)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$122,765	$—
Collins	8	1,169	110,074	14,370
AEW - Institutional Client	5	437	100,671	—
BIT Retail	3	720	137,434	—
Jamestown	6	1,216	142,333	169,686
Fidelis Realty Partners	1	491	125,071	69,298
Sleiman Enterprises	2	177	16,441	12,101
Bouwinvest	4	448	217,351	—
Other	4	674	181,690	—

Total	35	5,763	$1,153,830	$265,455

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Joint venture in Florida
Fidelis Realty Partners	Joint venture in Texas
Sleiman Enterprises	Joint venture in Florida
Bouwinvest	Joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of September 30, 2019
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$14,546	6.2%	5.5
Jamestown	6	170,000	2.7%	1.7
Fidelis Realty Partners	1	69,387	3.8%	9.6
Sleiman Enterprises	2	12,165	4.2%	6.7

Total	11	$266,098	3.2%	4.0

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2019	$738	5.3%
2020	3,057	5.3%
2021	173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
2028	1,413	6.4%
Thereafter	69,387	3.9%
Total	$266,098

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of September 30, 2019
(at pro rata share)
(in thousands, except percentages)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2019	$369	5.3%
2020	1,528	5.3%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
2028	706	6.4%
Thereafter	40,071	3.9%
Total	$87,424

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of September 30, 2019
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	TJX Companies, Inc.	A+/A2	35	$9,291	2.45%	894	4.15%
2	The Kroger Co.	BBB/Baa1	18	8,505	2.24%	1,075	4.99%
3	Whole Foods Market, Inc.	A+/A3	9	7,883	2.08%	365	1.70%
4	H-E-B	N/A/N/A	8	7,271	1.91%	540	2.51%
5	Ross Stores, Inc.	A-/A2	27	6,796	1.79%	553	2.57%
6	Albertsons	N/A/N/A	14	5,498	1.45%	630	2.93%
7	PetSmart	B-/B3	19	5,342	1.41%	343	1.59%
8	Home Depot, Inc.	A/A2	3	4,555	1.20%	333	1.55%
9	24 Hour Fitness Inc.	B/B2	6	4,035	1.06%	155	0.72%
10	Dollar Tree Stores, Inc.	BBB-/Baa3	31	3,651	0.96%	321	1.49%
11	Bed Bath & Beyond, Inc.	BB+/Baa3	13	3,311	0.87%	305	1.42%
12	Sprouts	N/A/N/A	6	3,155	0.83%	184	0.85%
13	Walmart Stores, Inc.	AA/Aa2	6	3,035	0.80%	453	2.10%
14	Best Buy, Inc.	BBB/Baa1	6	3,014	0.79%	179	0.83%
15	Office Depot, Inc.	B/Ba3	14	2,842	0.75%	234	1.09%
16	Petco Animal Supplies, Inc.	CCC+/B3	14	2,781	0.73%	153	0.71%
17	Dick's Sporting Goods	N/A/N/A	4	2,662	0.70%	157	0.73%
18	Barnes & Noble Inc.	N/A/N/A	6	2,600	0.68%	153	0.71%
19	Nordstrom	BBB+/Baa1	4	2,409	0.63%	90	0.42%
20	Starbucks Corporation	BBB+/Baa1	33	2,312	0.61%	52	0.24%
21	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,309	0.61%	258	1.20%
22	JPMorgan Chase Bank	A+/Aa2	16	2,221	0.58%	59	0.27%
23	Party City	B+/Ba3	14	2,195	0.58%	143	0.66%
24	Gap, Inc.	BB+/Baa2	7	2,168	0.57%	99	0.46%
25	CVS	BBB/Baa2	12	2,144	0.56%	130	0.60%

	Grand Total		330	$101,985	26.84%	7,858	36.49%

(1)	Tenant Names:	DBA Names:
	TJX Companies, Inc.	Marshalls (15), T.J. Maxx (13), Home Goods (7)
	The Kroger Co.	Kroger (8), Harris Teeter (4), Fry's Food (3), King Soopers (2), Smith's Food (1)
	Ross Stores, Inc.	Ross Dress for Less (24), dd's Discounts (3)
	Albertsons	Safeway (7), Randall's (3), Von's (2), Albertsons (1), Lucky Supermarket (1)
	Dollar Tree Stores, Inc.	Dollar Tree (28), Family Dollar (3)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (6), Cost Plus (5), buybuy BABY (2)
	Sprouts	Sprouts Farmers Market (5), Sunflower Farmers Market (1)
	Walmart Stores, Inc.	Walmart Neighborhood Market (4), Walmart (1), Walmart Supercenter (1)
	Office Depot, Inc.	Office Depot (10), Office Max (4)
	Dick's Sporting Goods	Dick's Sporting Goods (3), Golf Galaxy (1)
	Nordstrom	Nordstrom Rack (4)
	Gap, Inc.	Old Navy (6), Gap (1)

(2)	Target owns and occupies 17 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended September 30, 2019				153	535	$22.16	$20.66	$7.59	7.3%
	Quarter Ended June 30, 2019				156	724	17.20	15.77	5.35	9.1%
	Quarter Ended March 31, 2019				188	942	17.55	16.92	4.71	3.7%
	Quarter Ended December 31, 2018				155	741	16.82	15.03	4.53	11.9%
	Rolling 12 months				652	2,942	$18.13	$16.83	$5.35	7.7%

	New Leases
	Quarter Ended September 30, 2019				45	123	$27.39	$23.81	$33.06	15.0%	7.4
	Quarter Ended June 30, 2019				35	103	26.69	22.25	37.60	20.0%	7.9
	Quarter Ended March 31, 2019				43	117	26.94	24.16	37.98	11.5%	6.2
	Quarter Ended December 31, 2018				39	144	21.89	15.94	23.33	37.4%	6.6
	Rolling 12 months				162	487	$25.51	$21.24	$32.33	20.1%	7.0

	Renewals
	Quarter Ended September 30, 2019				108	412	$20.61	$19.72	$—	4.5%
	Quarter Ended June 30, 2019				121	621	15.62	14.69	—	6.3%
	Quarter Ended March 31, 2019				145	825	16.22	15.89	—	2.0%
	Quarter Ended December 31, 2018				116	597	15.59	14.81	—	5.3%
	Rolling 12 months				490	2,455	$16.65	$15.97	$—	4.3%

	Comparable & Non-Comparable:
	Quarter Ended September 30, 2019				186	628
	Quarter Ended June 30, 2019				192	913
	Quarter Ended March 31, 2019				210	1,016
	Quarter Ended December 31, 2018				181	837
	Rolling 12 months				769	3,394

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	13	0%	$10.00	0%	107	2%	$25.55	1%	120	1%	$23.87	1%
2019	10	0%	14.00	0%	190	3%	26.73	3%	200	1%	26.09	1%
2020	1,221	10%	11.31	8%	1,036	15%	29.36	15%	2,257	12%	19.60	12%
2021	1,510	12%	11.70	11%	1,203	18%	28.84	17%	2,713	14%	19.30	14%
2022	1,992	16%	13.26	16%	1,056	16%	29.67	15%	3,048	16%	18.95	16%
2023	1,783	14%	10.97	12%	911	13%	30.22	14%	2,694	14%	17.48	13%
2024 - 2029	5,422	42%	13.27	43%	2,162	32%	30.36	32%	7,584	39%	18.14	37%

(1)	Reflects in-place leases as of September 30, 2019.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Signed Basis
Anchor (1)	97.0%	97.4%	96.6%	96.6%	96.6%
Non-Anchor	90.7%	90.4%	90.3%	90.6%	90.6%
Total Signed	94.7%	94.8%	94.3%	94.4%	94.4%

Commenced Basis
Anchor (1)	95.5%	96.0%	95.2%	94.9%	95.0%
Non-Anchor	87.0%	87.2%	87.3%	88.1%	87.5%
Total Commenced	92.4%	92.8%	92.3%	92.4%	92.2%

Same Property (2)
Signed Basis	94.8%	95.0%	94.7%	94.8%	94.7%
Commenced Basis	92.6%	92.9%	92.8%	92.9%	92.6%

Leases Signed but not Commenced

	Number of Leases	Square Feet	Annual Base Rent	ABR PSF
Anchor (1)	12	206	$2,640	$12.82
Non-Anchor	117	290	8,057	27.78
Total	129	496	$10,697	$21.57

Average Base Rents (3)

	Quarter Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Commenced Basis
Anchor (1)	$13.71	$13.65	$13.63	$13.56	$13.54
Non-Anchor	29.71	29.43	29.40	29.05	28.78
Total	$19.53	$19.37	$19.45	$19.35	$19.17

Same Property Net Operating Income (4)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	% Change	2019	2018	% Change
Revenue
Minimum Rent	$90,302	$87,564	3.1%	$269,521	$261,418	3.1%
Uncollectible Lease Income	(501)	119	-521.0%	158	435	-63.7%
Percentage Rent	1,012	1,021	-0.9%	2,602	2,538	2.5%
Tenant Reimbursements (6)	27,449	27,830	-1.4%	81,635	82,156	-0.6%
Other	1,850	1,661	11.4%	5,725	4,346	31.7%
	$120,112	$118,195	1.6%	$359,641	$350,893	2.5%
Expenses
Property Operating Expenses	$19,748	$19,326	2.2%	$58,004	$55,626	4.3%
Real Estate Taxes (6)	15,805	16,703	-5.4%	47,630	49,585	-3.9%
	35,553	36,029	-1.3%	105,634	105,211	0.4%
SPNOI	$84,559	$82,166	2.9%	$254,007	$245,682	3.4%

Redevelopment NOI (5)	8,523	6,994	21.9%	24,722	21,122	17.0%

SPNOI (Excl. Redevelopment)	$76,036	$75,172	1.1%	$229,285	$224,560	2.1%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI includes the Company's share of unconsolidated real estate joint ventures and partnerships.
It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments refer to Page 13.

(6)	For 2019, due to the implementation of ASU 2016-02, "Leases", real estate taxes paid directly by tenants are no longer included in revenues and expenses.
Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population
as of September 30, 2019
(at pro rata share)
(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	4	699	4.9%	97.6%
4	Dallas-Fort Worth-Arlington, TX	2	425	1.7%	86.7%
5	Houston-The Woodlands-Sugar Land, TX	30	3,295	16.8%	95.9%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	332	2.9%	97.6%
8	Miami-Fort Lauderdale-West Palm Beach, FL	13	2,023	10.4%	95.0%
9	Atlanta-Sandy Springs-Roswell, GA	10	1,246	5.5%	97.7%
11	Phoenix-Mesa-Scottsdale, AZ	15	1,494	6.4%	93.0%
12	San Francisco-Oakland-Hayward, CA	3	438	3.1%	94.9%
13	Riverside-San Bernardino-Ontario, CA	1	311	1.8%	98.1%
15	Seattle-Tacoma-Bellevue, WA	6	229	1.9%	98.8%
17	San Diego-Carlsbad, CA	3	284	1.6%	85.2%
18	Tampa-St. Petersburg-Clearwater, FL	4	912	4.0%	97.5%
19	Denver-Aurora-Lakewood, CO	5	837	3.6%	94.6%
22	Charlotte-Concord-Gastonia, NC-SC	1	117	0.4%	73.5%
23	Orlando-Kissimmee-Sanford, FL	6	1,039	5.2%	94.5%
24	San Antonio-New Braunfels, TX	5	509	1.6%	92.4%
25	Portland-Vancouver-Hillsboro, OR-WA	2	23	0.1%	93.9%
27	Sacramento--Roseville--Arden-Arcade, CA	1	104	0.3%	85.2%
28	Las Vegas-Henderson-Paradise, NV	5	914	3.5%	96.0%
30	Austin-Round Rock, TX	1	351	1.8%	98.8%
36	San Jose-Sunnyvale-Santa Clara, CA	2	303	1.7%	72.8%
	Top 40 CBSA's Ranked by Population	123	15,885	79.2%	94.6%
	All other CBSA's Ranked by Population	47	5,639	20.8%	94.9%
	Grand Total	170	21,524	100.0%	94.7%

	(1) ABR includes ground leases

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of September 30, 2019

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	19	1,873,894	93,341	891,980	2,859,215
Arkansas	1	180,200	—	—	180,200
California	17	2,645,798	—	408,931	3,054,729
Colorado	5	836,771	178,137	695,919	1,710,827
Florida	28	4,429,027	1,604,401	918,898	6,952,326
Georgia	11	1,248,871	180,569	559,234	1,988,674
Kentucky	1	168,697	—	49,410	218,107
Maryland	1	80,841	—	—	80,841
Nevada	5	913,823	—	557,793	1,471,616
New Mexico	1	118,521	—	27,330	145,851
North Carolina	11	1,563,495	—	293,952	1,857,447
Oregon	2	22,694	90,776	66,276	179,746
Tennessee	4	500,210	—	154,340	654,550
Texas	54	6,279,192	1,997,493	2,209,715	10,486,400
Utah	1	182,099	—	122,800	304,899
Virginia	3	250,811	—	—	250,811
Washington	6	228,981	325,254	65,571	619,806
Total	170	21,523,925	4,469,971	7,022,149	33,016,045

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing
As of September 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.31	92.3%		Office Max, Ace Hardware
Camelback Miller Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		143,211	150,711	12.28	88.5%	Sprouts Farmers Market	T.J. Maxx, PetSmart
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	20.75	78.5%	Fry’s Supermarket	(LA Fitness)
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.69	94.8%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		112,055	304,107	9.53	91.1%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Madison Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		90,264	90,264	26.96	93.2%	Safeway
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	25.45	75.1%	(Safeway)
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	84.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,532	157,532	16.31	94.7%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	30.05	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		71,213	201,013	17.79	94.6%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	33.77	97.7%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	37.14	100.0%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,713	60,713	19.85	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,992	24.60	99.0%	Safeway	(Target), CVS, OfficeMax, PetSmart
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	21.04	93.8%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.82	83.6%	Safeway	Dollar Tree
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,170	343,298	25.46	97.9%		(Home Depot), (Nordstrom Rack), Jo-Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	18.12	79.4%		(CVS Drug)
Arizona Total:	# of Properties:	19			1,873,894	2,859,215	20.73	92.6%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	10.54	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	10.54	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	44.64	95.1%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.90	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	47.26	82.1%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	20.18	99.6%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,812	310,812	22.33	98.1%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.60	85.2%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		128,740	128,740	28.44	69.0%		T.J. Maxx, Dollar Tree, BevMo

Weingarten Realty Investors
Property Listing
As of September 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,160	134,420	19.65	99.3%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		34,880	80,086	35.55	96.8%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.52	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	25.56	98.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		143,055	232,824	26.88	87.1%	(Safeway)	(CVS), Jo-Ann Fabric, 99 Cents Only, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,925	170,925	21.40	55.9%		BevMo, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		131,821	201,716	37.61	94.7%	Sprouts Farmers Market	Walgreens
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	16.96	97.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	15.88	96.6%	Food Maxx	Ross Dress for Less, Fallas Paredes
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	21.92	96.0%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	17			2,645,798	3,054,729	24.34	92.4%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	178,137	538,274	17.41	82.2%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart, Michaels, Conn's
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,080	109,080	19.10	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.53	98.2%	King Sooper's	Ace Hardware, (Target)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,725	129,425	31.03	97.1%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		328,276	663,500	15.35	97.5%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart, Burlington
Colorado Total:	# of Properties:	5			836,771	1,710,827	17.57	94.6%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,506	306,506	12.86	98.5%	Publix	Bed Bath & Beyond, T.J. Maxx, Jo-Ann Fabric, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	46,134	188,278	13.99	98.2%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	14.74	100.0%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.60	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,597	117,597	23.85	98.9%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		402,556	408,537	14.30	96.8%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	14.24	85.0%	Ideal Food Basket	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,841	19.07	93.8%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,769	21.13	98.7%	Publix	Target, Chewy.com
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,690	236,478	19.83	95.0%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,686	323,687	15.68	96.7%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,851	98,851	18.48	92.0%	Publix	CVS, Dollar Tree
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,562	18.41	95.0%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		657,625	657,625	27.24	95.5%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, 24 Hour Fitness, Nordstrom Rack, CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.49	89.8%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	17.67	96.5%	Winn Dixie

Weingarten Realty Investors
Property Listing
As of September 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		114,056	136,556	29.54	98.2%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	133,220	347,284	18.93	99.1%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		497,693	497,693	15.68	89.3%		Hobby Lobby, Ross Dress for Less, Marshalls, Old Navy, Staples, Stein Mart, Barnes & Noble, Petco, Big Lots
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	29.88	100.0%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		103,779	103,779	12.80	98.2%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,374	326,870	26.07	98.6%	Publix	HomeGoods, Stein Mart, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		93,311	93,311	29.01	100.0%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,114	269,924	16.84	98.7%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.71	95.9%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,430	14.73	95.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		377,019	610,106	18.63	97.8%	(Publix)	Marshalls, Bealls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		267,819	267,819	16.03	98.8%	Sprouts Farmers Market	Hobby Lobby, Bed Bath & Beyond, Barnes & Noble, Old Navy, Cost Plus World Market
Florida Total:	# of Properties:	28			4,429,027	6,952,326	18.96	95.8%
Georgia
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.15	83.8%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	16.69	99.1%		Burlington, DSW, LA Fitness, American Signature
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,581	76,581	16.01	98.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,503	332,699	18.22	96.6%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,930	15.07	100.0%		buybuy BABY, Ross Dress for Less, Party City
North Decatur Station	Atlanta-Sandy Springs-Roswell, GA		51.0%	(1)(3)	45,277	88,778	30.92	98.3%	Whole Foods 365
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	21.23	97.8%	Walmart Supercenter	Hobby Lobby, Cost Plus World Market, DSW
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,205	17.69	100.0%	Publix
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		145,496	327,261	21.41	96.8%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		200,979	200,979	16.71	98.5%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	11			1,248,871	1,988,674	18.97	97.7%
Kentucky
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	14.72	94.4%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	1			168,697	218,107	14.72	94.4%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	63.03	92.1%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	1			80,841	80,841	63.03	92.1%

Weingarten Realty Investors
Property Listing
As of September 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Nevada
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	18.51	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	13.39	96.0%	El Super	Factory 2 U, CVS
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.70	95.7%	La Bonita Grocery	(Ross Dress for Less)
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	14.00	98.4%	Smith’s Food
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		212,187	598,645	18.30	90.8%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	5			913,823	1,471,616	15.99	96.0%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		118,521	145,851	23.20	98.2%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			118,521	145,851	23.20	98.2%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	17.70	73.5%	(Walmart Supercenter)	Retro Fitness
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.49	100.0%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,327	81,327	28.87	100.0%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	18.42	87.5%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.67	100.0%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	19.93	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		87,517	87,517	17.42	81.5%	Lidl
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	20.28	100.0%	Harris Teeter
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	11.88	95.9%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		468,414	468,414	12.30	98.1%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	13.75	95.4%	Harris Teeter	Stein Mart, Walgreens
North Carolina Total:	# of Properties:	11			1,563,495	1,857,447	15.26	94.7%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,226	19.23	90.7%	(Winco Foods)	T.J. Maxx
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	2			22,694	179,746	21.78	93.9%
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.51	100.0%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		168,816	306,556	24.31	98.7%		(Target), Best Buy, PetSmart, REI
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	11.12	95.5%	Kroger	Marshalls, HomeGoods, Stein Mart
Tennessee Total:	# of Properties:	4			500,210	654,550	15.74	97.5%

Weingarten Realty Investors
Property Listing
As of September 30, 2019

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX	100.0%		351,099	351,099	17.77	98.8%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy, Total Wine
North Park Plaza	Beaumont-Port Arthur, TX	50.0%	(1)(3)	69,963	281,255	18.84	87.2%		(Target), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX	100.0%		28,000	145,000	8.50	12.9%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX	100.0%		18,163	18,163	26.02	91.0%
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	100.0%		352,800	462,800	16.65	88.3%	Sprouts Farmers Market	Burlington, PetSmart, T.J. Maxx, (Home Depot), buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	20.0%	(1)(3)	72,366	361,830	18.09	78.6%		Nordstrom, Marshalls, Stein Mart, Office Depot, Petco
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,871	132,473	9.49	98.7%	Sellers Bros.	Palais Royal, Harbor Freight Tools
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		59,120	59,120	22.09	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX	100.0%		241,149	241,149	17.53	85.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		37,699	43,891	8.75	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX	100.0%		97,277	97,277	18.03	100.0%	99 Ranch Market
Citadel Building	Houston-The Woodlands-Sugar Land, TX	100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX	100.0%		177,561	274,221	11.07	98.1%	Kroger	Ross Dress for Less
Galveston Place	Houston-The Woodlands-Sugar Land, TX	100.0%		210,361	210,361	11.61	99.3%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,014	80,093	9.85	86.5%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,043	93,620	20.93	95.0%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%		H-E-B Fulfillment Center
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	9.89	100.0%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,600	13.11	96.6%	Sellers Bros.	Famsa, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,420	129,467	19.94	59.5%		Spec’s
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		81,441	81,441	23.15	95.0%		Blink Fitness
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		157,669	157,669	19.03	96.7%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	18.95	100.0%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,657	92,657	29.73	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	14.20	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		230,547	230,547	40.53	95.5%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		166,777	166,777	18.84	100.0%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	36.12	88.5%		Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	172,873	277,603	15.84	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,453	12.64	93.5%	Food-A-Rama	CVS, Family Dollar, Palais Royal
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	38.50	98.1%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		168,724	326,545	20.03	92.9%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,961	491,707	26.44	99.3%	H-E-B	PetSmart, Academy, Nordstrom Rack, Burlington
West Gray	Houston-The Woodlands-Sugar Land, TX	100.0%		37,421	37,421	26.52	85.1%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		218,756	347,475	19.13	86.3%	Whole Foods Market	(Target), Ross Dress for Less, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	18.94	93.1%		Ross Dress for Less, Office Depot, 99 Cents Only

Weingarten Realty Investors
Property Listing
As of September 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Independence Plaza	Laredo, TX		100.0%		347,302	347,302	14.52	99.4%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX		100.0%		245,959	487,826	15.52	96.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, HomeGoods
Plantation Centre	Laredo, TX		100.0%		136,701	144,343	17.39	98.1%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	143,976	500,084	12.77	94.7%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot, (HomeGoods), (Forever 21)
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,569	245,057	23.59	79.0%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	18.53	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
North Sharyland Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	1,788	3,576	N/A	100.0%
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,644	75,288	18.77	87.4%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,458	492,825	15.72	96.4%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	51,851	103,702	N/A	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		266,127	571,288	13.29	92.0%		(Target), (Kohl's), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,694	14.23	97.4%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		399,720	479,720	14.51	93.8%	(H-E-B)	Marshalls, Bob Mills Furniture, Act III Theatres, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Stevens Ranch	San Antonio-New Braunfels, TX		50.0%	(1)	10,657	21,314	31.32	79.9%
The Shoppes at Wilderness Oaks	San Antonio-New Braunfels, TX		100.0%		20,081	20,081	N/A	48.3%
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,807	11.76	93.1%	H-E-B	Bealls, Tuesday Morning
Texas Total:	# of Properties:	54			6,279,192	10,486,400	18.59	94.7%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	11.81	68.8%	Lucky Supermarket	(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	11.81	68.8%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	34.94	99.4%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	34.94	99.4%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	38.49	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,236	17.71	100.0%	(Safeway)	Jo-Ann Fabric, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,384	31.13	98.3%	Metropolitan Market	Bartell's Drug
Rainier Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,735	22.35	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.95	100.0%		Bed Bath & Beyond, Ross Dress for Less, Best Buy

Weingarten Realty Investors
Property Listing
As of September 30, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%		62,427	62,427	34.84	96.6%	Whole Foods
Washington Total:	# of Properties:	6			228,981	619,806	30.67	98.8%
Total Operating Properties	# of Properties:	168			21,523,925	33,016,045	19.53	94.7%
New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	—	—			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—			Harris Teeter
Virginia Total:	# of Properties:	2			—	—

Total New Developments	# of Properties:	2			—	—
Operating & New Development Properties	# of Properties:	170			21,523,925	33,016,045
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						422,532
Colorado
Highway 85 and Highway 285, Sheridan						247,247
Colorado Total:						247,247
Florida
SR 207 at Rolling Hills Dr., St. Augustine						69,696
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
Florida Total:						361,984
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						1,050,754
Georgia Total:						1,050,754
North Carolina
Capital Blvd & Stadium Drive, Wake Forest						95,354
Highway 17 and Highway 210, Surf City						477,810
U.S. Highway 1 at Caveness Farms Rd., Wake Forest						911,929
North Carolina Total:						1,485,093
Texas
9th Ave. at 25th St., Port Arthur						243,065
Culebra Road and Westwood Loop, San Antonio						60,984

Weingarten Realty Investors
Property Listing
As of September 30, 2019

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
East Orem, Houston					121,968
FM 1957 (Potranco Road) and FM 211, San Antonio					5,245,321
FM 2920 and Highway 249, Tomball					95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Highway 3 at Highway 1765, Texas City					200,812
Nolana Ave. and 29th St., McAllen					163,350
Northwest Freeway at Gessner, Houston					43,396
Rock Prairie Rd. at Hwy. 6, College Station					229,561
SH 151 and Ingram Rd., San Antonio					252,692
Shary Rd. at North Hwy. 83, Mission					172,498
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
US Hwy. 281 at Wilderness Oaks, San Antonio					396,962
West Little York at Interstate 45, Houston					161,172
Texas Total:					8,359,835
Total Unimproved Land					11,927,445

Other Topics of Interest

Weingarten Realty Investors
New Lease Guidance Implementation
(in thousands)

	Three Months Ended			Nine Months Ended		For the Year Ended
	September 30, 2019	September 30, 2018	December 31, 2018	September 30, 2019	September 30, 2018	December 31, 2018

Rental Revenues:
Other rental income (restated in financial statements for prior periods)		$325	$373		$961	$1,334
Real estate taxes paid directly by tenants (no restatement for prior periods)		(1,090)	(1,037)		(3,277)	(4,314)

Other:
Other rental income (restated in financial statements for prior periods)		(325)	(373)		(961)	(1,334)

Total Revenues		(1,090)	(1,037)		(3,277)	(4,314)

Operating Expenses:
Real estate taxes paid directly by tenants (no restatement for prior periods)		(1,090)	(1,037)		(3,277)	(4,314)

Total Operating Expenses		(1,090)	(1,037)		(3,277)	(4,314)

Net Income Changes		$—	$—		$—	$—

Capitalized Amounts for Deferred Leasing Costs	$312	$2,530	$2,577	$752	$7,666	$10,243
Right-Of-Use Assets	44,075			44,075
Lease Liabilities	43,100			43,100

Note: Estimated material amounts have been presented to assist with prior period comparability due to the implementation of Financial Accounting Standards Board's Accounting Standard Update No. 2016-02, "Leases" as of January 1, 2019.